Project debt	9 Months Ended
Sep. 30, 2021
Project debt [Abstract]
Project debt
Note 15. - Project debt
This note shows the project debt linked to the contracted concessional assets included in Note 6 of these Consolidated Condensed Interim Financial Statements.
Project debt is generally used to finance contracted assets, exclusively using as guarantee the assets and cash flows of the company or group of companies carrying out the activities financed. In addition, the cash of the Company´s projects includes funds held to satisfy the customary requirements of certain non-recourse debt agreements and other restricted cash for an amount of $287 million as of September 30, 2021 ($280 million as of December 31, 2020).
The breakdown of project debt for both non-current and current liabilities as of September 30, 2021 and December 31, 2020 is as follows:

	Balance as of September 30,	Balance as of December 31,
	2021	2020
	($ in thousands)
Non-current	4,568,387	4,925,268
Current	710,493	312,346
Total Project debt	5,278,880	5,237,614

The increase in total project debt as of September 30, 2021 is primarily due to business combinations for a total amount of $325 million (Note 5), partially offset by the lower value of debt denominated in Euros given the depreciation of the Euro against the U.S. dollar since December 31, 2020, and the repayment of project debt for the period in accordance with the financing arrangements.
The Kaxu project financing arrangement contains cross-default provisions related to Abengoa such that debt defaults by Abengoa, subject to certain threshold amounts and/or a restructuring process, could trigger a default under the Kaxu project financing arrangement. The insolvency filing by the individual company Abengoa S.A. in February 2021 represents a theoretical event of default under the Kaxu project finance agreement. In September 2021, the Company obtained a waiver for such theoretical event of default which is conditional upon the replacement of the operation and maintenance supplier of the plant, which is currently an Abengoa subsidiary, before October 31, 2021. On November 4, 2021, the Company obtained an extension of the term for such replacement until January 31, 2022. Although the Company does not expect the acceleration of debt to be declared by the credit entities, as of September 30, 2021 Kaxu did not have what International Accounting Standards define as an unconditional right to defer the settlement of the debt for at least twelve months, as the cross-default provisions make that right conditional. Therefore, Kaxu total debt (Note 15) has been presented as current in the Consolidated Condensed Interim Financial Statements of the Company as of September 30, 2021 for an amount of $349 million, in accordance with International Accounting Standards 1 (“IAS 1”), “Presentation of Financial Statements”.

The repayment schedule for project debt in accordance with the financing arrangements and assuming there will be no acceleration of the Kaxu debt, as of September 30, 2021, is as follows and is consistent with the projected cash flows of the related projects:

Remainder of 2021
Interest payment	Nominal repayment	Between January and September 2022	Between October and December 2022	2023	2024	2025	Subsequent years	Total
($ in thousands)
59,366	163,975	166,131	163,122	359,313	373,083	504,196	3,489,692	5,278,880

The repayment schedule for project debt in accordance with the financing arrangements as of December 31, 2020, was as follows and was consistent with the projected cash flows of the related projects:

2021		2022	2023	2024	2025	Subsequent years	Total
($ in thousands)
Interest payment	Nominal repayment
19,287	293,059	328,364	355,806	371,548	508,843	3,360,707	5,237,614